FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  June 11, 1997


                             AQUA CARE SYSTEMS, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                                     0-22434
            --------                                     -------
  (State or other jurisdiction of                (Commission file no.)
  incorporation or organization)


                                   13-3615311
                                   ----------
                     (I.R.S. employer identification number)


11820 NW 37TH STREET
CORAL SPRINGS, FLORIDA                                       33020
----------------------                                       -----
(Address of principal                                      (Zip code)
 executive offices)

Registrant's telephone number,
including area code:                                            (954) 796-3338




                  3806 N. 29TH AVENUE; HOLLYWOOD, FLORIDA 33020
                 -----------------------------------------------
          (Former name or former address, if changes since last report)


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Item 2.  TERMS OF ACQUISITION.

         (a) On June 11, 1997, the Registrant, pursuant to an Asset Purchase Agreement acquired certain assets and assumed certain liabilities, of the Filtration Systems Division, ("FSD"), of Durco International, Inc., formerly known as the Duriron Company, Inc., ("DURCO"). The purchase price for the acquisition of FSD consisted of the sum of (i) $4,991,216 (being the remainder of $7,120,000 minus the amount of accounts receivable and other assets remaining with DURCO), plus (ii) the amount (not to exceed $1,780,000) of the Assumed Obligations, plus (iii) 400,000 Aqua Care warrants to purchase Common Stock, (250,000 warrants having an exercise price of $1.00 each and 150,000 having an exercise price approximating fair market value as of the closing date, aggregately valued at $5,000. The Registrant assumed operational control of FSD on June 1, 1997.

         (b) FSD operations include the manufacturing, assembly and marketing of various types of water filtration and wastewater treatment equipment and metering pumps for commercial industrial and municipal applications. The Registrant intends to continue such operations.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The Filtration Systems Division of Durco International, Inc. financial statements required to be filed with this 8-K are unavailable as of the date of this filing. As such, the required financial statements will be filed by amendment as soon as is practicable, but no later than 60 days after the date that this report must be filed.

         (b) PROFORMA FINANCIAL INFORMATION. Proforma financial information for the transaction described above as of the dates required is unavailable as of the date of this filing. As such, the proforma financial information will be filed by amendment as soon as is practicable, but no later than 60 days after the date that this report must be filed.

         (c) EXHIBIT

             2.1 Asset Purchase Agreement among Aqua Care Systems, Inc., ACS Aquisition Corp. and Durco International Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



Aqua Care Systems, Inc.
Registrant






By:      /S/ WILLIAM K. MACKEY
         -----------------------
         William K. Mackey
         President, Chief Executive Officer, Treasurer
          and Principal Accounting Officer




         /S/GEORGE J. OVERMEYER
         -----------------------
         George J. Overmeyer
         Corporate Controller


Dated:     June 24, 1997


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                                 EXHIBIT INDEX



EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------

2.1 Asset Purchase Agreement among Aqua Care Systems, Inc., ACS Aquisition Corp. and Durco International Inc.